EXHIBIT 32

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of MicroIslet, Inc. (the "Company"), that, to his knowledge, the Quarterly Report of the Company on Form 10-QSB for the period ended March 31, 2007, fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.

Dated: May 21, 2007


         /s/ James R. Gavin III
         -------------------------------
         James R. Gavin III, M.D., Ph.D.
         President and Chief Executive Officer
         (Principal Executive Officer)

Dated: May 21, 2007

         /s/ Kevin A. Hainley
         -------------------------------
         Kevin A. Hainley
         Interim Chief Financial Officer
         (Principal Financial Officer)